Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events
22.	Subsequent Events

First Quarter Dividend

On May 1, 2012, the Company’s Board of Directors declared a quarterly cash dividend of $0.17 per share for the first quarter of 2012 payable on May 31, 2012 to Class A and Class B common stockholders of record as of May 17, 2012.

Acquisition of Grubb & Ellis Company

On April 13, 2012, BGC Partners completed the acquisition of substantially all of the assets of Grubb & Ellis (the “Closing”).

On March 27, 2012, the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) approved the purchase by BGC Partners of substantially all of the assets of Grubb & Ellis Company and its direct and indirect subsidiaries that are debtors under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) pursuant to a Second Amended and Restated Asset Purchase Agreement, dated April 13, 2012, between BGC Partners and Grubb & Ellis (the “APA”). The APA was supplemented by a Transition Services Supplement dated April 13, 2012 between BGC Partners and Grubb & Ellis (the “Supplement”) approved by the Bankruptcy Court on April 11, 2012. The Bankruptcy Court’s order approved the sale of such assets to BGC Partners free and clear of all liens, claims and encumbrances pursuant to Section 363 of the Bankruptcy Code.

Pursuant to the APA, BGC Partners agreed to purchase from Grubb & Ellis substantially all of its assets in exchange for a credit bid of (a) approximately $30.0 million in pre-bankruptcy senior secured debt (the “Prepetition Debt”) which had been purchased at a discount, and (b) approximately $5.5 million under the Debtor in Possession term loans which had previously been entered into. BGC Partners also agreed to provide the following additional consideration: (i) $16.0 million in cash to the bankruptcy estate for the benefit of Grubb & Ellis’ unsecured creditors pursuant to the Settlement Agreement (described below); (ii) payment of amounts necessary to cure defaults under executory contracts and unexpired leases that BGC Partners designates for assumption and assignment to BGC Partners; and (iii) assumption of liability for priority claims asserted by Grubb & Ellis employees for paid-time-off to the extent such claims exceed $3.0 million. BGC Partners will have the opportunity after closing to identify those contracts or real estate leases it desires to have Grubb & Ellis either assume and assign to BGC Partners or reject.

The terms of the APA were agreed to by the official committee of unsecured creditors appointed in Grubb & Ellis’ chapter 11 cases (the “Committee”) pursuant to the Stipulation and Settlement Agreement, dated as of March 21, 2012 (the “Settlement Agreement”), and so ordered by the Bankruptcy Court on March 27, 2012. The Committee also agreed as part of the Settlement Agreement to release BGC Partners and its affiliates, subsidiaries, officers, employees and other parties from all claims and causes of action that the Committee may be or become entitled to assert (directly, indirectly or derivatively through Grubb & Ellis) against BGC Partners, including, without limitation, with respect to the validity, enforceability and priority of the Prepetition Debt and the liens securing same.

The acquisition will expand the Company’s commercial real estate platform. The Company has not completed its initial purchase price allocation and therefore has not included detailed acquisition accounting information in this note.

BGC PARTNERS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.	Subsequent Events

Fourth Quarter 2011 Dividend

On February 23, 2012, the Company’s Board of Directors declared a quarterly cash dividend of $0.17 per share for the fourth quarter of 2011 payable on March 28, 2012 to Class A and Class B common stockholders of record as of March 14, 2012.

Controlled Equity Offering

On February 15, 2012, the Company entered into a further controlled equity offering sales agreement with CF&Co pursuant to which the Company may offer and sell up to an additional 10 million shares. During the period from January 1, 2012 through March 12, 2012, the Company issued, pursuant to its controlled equity offerings, 3,983,200 shares of Class A common stock related to exchanges and redemptions of limited partnership interests as well as for general corporate purposes.

Potential Acquisition of Grubb & Ellis Company

On February 20, 2012, the Company announced that it had agreed to acquire substantially all the assets of Grubb & Ellis. Grubb & Ellis is one of the nation’s largest commercial real estate firms, providing transaction services, property management, facilities management and valuation service through more than 100 company-owned and affiliate offices. BGC has committed to provide Grubb & Ellis with “debtor-in-possession” (“DIP”) financing to support Grubb & Ellis’ operations as it seeks to complete the asset sale process under Section 363 of the U.S. Bankruptcy Code.

Cantor Purchase of Units

On March 13, 2012, in connection with the redemption by BGC Holdings of an aggregate of 397,825 non-exchangeable Founding Partner Units from founding partners of BGC Holdings for an aggregate consideration of $1,146,771, Cantor purchased 397,825 Exchangeable Limited Partnership Units from BGC Holdings for an aggregate of $1,146,771. In addition, pursuant to the Sixth Amendment to the BGC Holdings Limited Partnership Agreement, on such date, Cantor purchased 488,744 Exchangeable Limited Partnership Units from BGC Holdings for an aggregate consideration of $1,449,663 in connection with the grant of exchangeability and exchange of 488,744 Founding Partner Units. Such Exchangeable Limited Partnership Units are exchangeable by Cantor at any time on a one-for-one basis (subject to adjustment) for shares of Class A common stock or Class B common stock of the Company. The redemption of the non-exchangeable Founding Partner Units and issuance of an equal number of Exchangeable Limited Partnership Units did not change the fully diluted number of shares outstanding. In each case, the issuances of the units were exempt from registration pursuant to Section 4(2) of the Securities Act.

Repurchases

On March 13, 2012, the Company repurchased an aggregate of 44,013 shares which had been distributed by Cantor as partnership distributions at a price of $7.664 per share, which was the closing price on the date of sale less 2%, for an aggregate price of $337,316. An aggregate of 41,523 of such shares were purchased from Mr. Merkel and certain family trusts.

Derivative action

On March 9, 2012, a purported derivative action was filed in the Supreme Court of the State of New York, County of New York captioned International Painters and Allied Trades Industry Pension Fund, etc. v. Cantor, CFGM., CF&Co., the Company and its directors, Index No. 650736-2012, which suit alleges that the terms of the April 1, 2010 8.75% Convertible Notes issued to Cantor were unfair to the Company, the Company’s Controlled Equity Offerings unfairly benefited Cantor at the Company’s expense and the August 2011 amendment to the change in control agreement of Mr. Lutnick was unfair to the Company. It seeks to recover for the Company unquantified damages, disgorgement of payments received by defendants, a declaration that the 8.75% Convertible Notes are void and attorneys’ fees. The Company believes that each of these allegations is without merit and intends to defend against them vigorously.